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                                                                   Exhibit 10.36

                                SECOND AMENDMENT
                                       TO
                         TACONITE PELLET SALES AGREEMENT


        THIS SECOND AMENDMENT TO TACONITE PELLET SALES AGREEMENT (the "Amendment") is made and entered into as of the 30th day of September, 1998 by and between GENEVA STEEL COMPANY, a Utah corporation ("Buyer") and USX CORPORATION, a Delaware corporation ("Seller").

                                   WITNESSETH:

        WHEREAS, Buyer and Seller heretofore entered into a certain TACONITE PELLET SALES AGREEMENT, effective (by its terms) as of September 1, 1994, as amended on July 25, 1997 (collectively, the "Agreement") covering Buyer's purchase and Seller's sale of taconite pellets in accordance with the terms and conditions as provided under the Agreement; and

        WHEREAS, Buyer and Seller, for various business-related reasons, mutually desire to amend the term and certain other provisions of the Agreement as hereinafter provided.

        NOW, THEREFORE, in consideration of the foregoing premises and the covenants herein contained, Buyer and Seller, intending to be legally bound, hereby agree as follows:


        1. Term. Article I of the Agreement is hereby amended by substituting the date "December 31, 1999" in lieu of the date "August 31, 1999" in the second line thereof.

        2. Quantity. Article II, Section A of the Agreement is hereby amended by inserting "December 31, 1999" in lieu of "August 31, 1999" in the last line of the table of Minimum Tons and Maximum Tons for each Contract Year of the Agreement as set forth in said Section A.


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        3. Fifth Contract Year. Article V, Section E of the Agreement is hereby amended by substituting the date "December 31, 1999" in lieu of the date "August 31, 1999" in the seventh and eight lines of said Section E.



        IN WITNESS WHEREOF, Buyer and Seller have caused this Amendment to be executed by their respective authorized representatives, effective on the day and year first above written.

                                            GENEVA STEEL COMPANY
                                            a Utah corporation


                                            By: /s/ Ken C. Johnsen
                                                --------------------------------
                                                Ken C. Johnsen
                                                Executive Vice President


                                            USX CORPORATION
                                            a Delaware corporation


                                            By: /s/ Keith H. Jansen
                                                --------------------------------
                                            Its: Director-Raw Materials



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